UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 14, 2007


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)

             California               001-14431              95-4676679
 (State or other jurisdiction of     (Commission          (I.R.S. Employer
   incorporation or organization)    File Number)        Identification No.)

      630 East Foothill Blvd.
       San Dimas, California
  (Address of principal executive                              91773
             offices)                                        (Zip Code)

       Registrant's telephone number, including area code: (909) 394-3600

--------------------------------------------------------------------------------

                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)

             California               001-12008              95-1243678
 (State or other jurisdiction of     (Commission          (I.R.S. Employer
   incorporation or organization)    File Number)        Identification No.)

      630 East Foothill Blvd.
       San Dimas, California
  (Address of principal executive                              91773
             offices)                                        (Zip Code)

       Registrant's telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR
    14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                 Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

     Joel A. Dickson, Senior Vice President of Golden State Water Company, ceased to be an executive officer and employee of the Company on May 14, 2007.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICAN STATES WATER COMPANY

Date: May 14, 2007                   /s/ FLOYD E. WICKS
                                   ---------------------------------------------
                                     Floyd E. Wicks
                                     President and Chief Executive Officer